FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 629,608	$ 597,238
Total assets	1,670,154	1,848,609
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	629,608	597,238
Total assets	$ 1,670,154	$ 1,848,609
Gearing ratio	38.00%	32.00%